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                                                                  EXHIBIT 99.1


COMMUNITY WEST BANCSHARES

                                                                                                             Pro-Forma
                                          Existing Parent-Only     Adjustment Reflecting Acquisition        Parent-Only
                                              Balance Sheet                                                Balance Sheet
                                          --------------------     ----------------------------------      -------------
ASSETS                                                                   DR                  (CR)
Cash                                                 $ 4,896        $   250,000(1)                          $   254,986
Note Receivable - Shareholder                        $ 5,000                                                $     5,000
Organizational Expense                               $15,781                                                $    15,781
Equity Investment in Subsidiary Bank                 $     0        $12,358,878(3,2)                        $12,358,878
                                           -----------------                                                -----------
Total Assets                                         $25,857        $12,608,878          $         0        $12,634,735
                                           =================                                                ===========

LIABILITIES
Bridge Loan                                                                              $   250,000(1)     $   250,000
Legal Expenses Payable                               $15,871                                                $    15,871
                                            ----------------                                                -----------
Total Liabilities                                    $15,871                                                $   265,871


STOCKHOLDER'S EQUITY
Common Stock                                         $10,000                             $ 4,051,645(2,3)   $ 4,061,645
Surplus                                              $     0                             $ 4,748,665(2,3)   $ 4,748,665
Retained (Deficit) Earnings                          $   (14)                            $ 3,558,568(3)     $ 3,558,554
                                            ----------------                                                -----------
Total Equity                                         $ 9,986                                                $12,368,864
                                            ----------------                                                -----------

TOTAL LIABILITY AND SHAREHOLDER'S EQUITY             $25,857                 $0           $12,608,878       $12,634,735
                                            ================                                                ===========
                                                          $0       $(12,608,878)          $12,608,878                $0

Entry (1)
Cash                                                               $    250,000
Bridge Loan                                                                               $   250,000
(To record the holding company borrowing $250,000
from Pacific Coast Bankers Bank)

Entry (2)
Investment in Subsidiary Bank                                      $    240,000
Common Stock                                                                              $   200,000
Surplus                                                                                   $    40,000
(To record the holding company funding
Goleta Interim Bank)

Entry (3)
Investment in Subsidiary Bank                                      $ 12,118,878
Common Stock                                                                              $ 3,851,645
Surplus                                                                                   $ 4,708,665
Retained Earnings                                                                         $ 3,558,568
(To record the merger of Goleta National Bank
with Goleta Interim Bank)
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

                                           GNB              CWBC            DR             CR            Consolidated
                                       ----------        ----------     ----------     ----------        ------------
Cash                                    3,662,513           254,986                       254,986          3,662,513
Fed Funds Sold                          8,440,000                                                          8,440,000
Time Certificate of Deposits            2,477,000                                                          2,477,000
Investments                             4,051,054                                         272,716          3,778,338
Loans, Net                             70,891,986                           272,716                       71,164,702
Fixed Assets                            2,725,465                                                          2,725,465
Other Assets                            3,043,556            20,871                                        3,064,427
Equity in Subsidiary                                     12,358,878                    12,358,878                  0
                                       ----------        ----------        --------    ----------         ----------
Total Assets                           95,291,574        12,634,735         272,716    12,886,580         95,312,445

Non-interest demand                    15,387,816                           254,986                       15,132,830
Interest Bearing Checking              13,607,852                                                         13,607,852
Savings                                12,982,741                                                         12,982,741
TCD>100                                16,832,753                                                         16,832,753
TCD<100                                21,696,263                                                         21,696,263
Other Liabilities                       2,665,221           265,871                                        2,931,092
Common Stock                            3,851,645         4,061,645       4,051,645     4,708,665          8,570,310
Surplus                                 4,708,665         4,748,665       9,457,330                                0
Retained Earnings                       3,558,618         3,558,554       3,558,568                        3,558,604
                                       ----------        ----------       ---------     ----------        ----------
Total Liabilities                      95,291,574        12,634,735       17,322,529     4,708,665        95,312,445
                                       ==========        ==========       ==========    ==========        ==========

Interest Income
  Loans                                 7,292,195                                                          7,292,195
  Time Deposits                           120,588                                                            120,588
  Fed Funds Sold                          423,666                                                            423,666
  Investment Securities                   115,253                                                            115,253
  Other Assets                                  0                                                                  0

Interest Expense                        2,910,450                                                          2,910,450
                                       ----------         ---------       ----------    -----------       ----------
Net Interest Income                     5,041,252                 0                0              0        5,041,252

Provision                                 260,000                                                            260,000

Other Income
  Premiums                              4,101,222                                                          4,101,222
  Service Charges                       5,392,625                                                          5,392,625

Other Expenses
  Salaries and Employee Benefits        7,315,447                                                          7,315,447
  Occupancy Expenses                    1,508,435                                                          1,508,435
  Other Operating Expenses              2,703,912                14                                        2,703,926
                                       ----------          --------       ----------     -----------      ----------
Net Income before taxes                 2,747,305               (14)               0               0       2,747,291
                                       ----------          --------       ----------     -----------      ----------
Taxes                                   1,158,351                                                          1,158,351
                                       ----------          --------       ----------     -----------      ----------
Net Income                              1,588,954               (14)               0               0       1,588,940
                                       ==========          ========       ==========     ===========      ==========